UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

Commission File Number: 0-24260

Amedisys, Inc.

(Exact name of registrant as specified in charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3854 American Way, Suite A, Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMED	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

BrightSpring Health Services

On April 30, 2025, Amedisys, Inc. (“Amedisys”), UnitedHealth Group Incorporated (“UnitedHealth Group”) and certain of their respective subsidiaries, collectively, sellers, entered into a purchase agreement and related agreements relating to the sale of certain Amedisys home health and hospice care centers and certain UnitedHealth Group care centers to Adoration Home Health Acquisitions, LLC, Adoration Hospice Care Acquisitions, LLC, and Senescence, LLC (doing business as All Saints Hospice), affiliates of BrightSpring Health Services, collectively, buyers, and Res-Care, Inc., as guarantor (the “BrightSpring Divestiture”). Consummation of the BrightSpring Divestiture is contingent on a number of conditions, including the consummation of the previously announced merger transaction (the “Merger Transaction”) contemplated under the Agreement and Plan of Merger, dated June 26, 2023 (as amended by the waiver dated December 26, 2024, the “Merger Agreement”, and such waiver, the “Waiver”), by and among UnitedHealth Group, Aurora Holdings Merger Sub Inc., a wholly owned subsidiary of UnitedHealth Group (“Merger Sub”), and Amedisys, pursuant to which Merger Sub will merge with and into Amedisys (the “Merger”) upon the terms and subject to the conditions set forth in the Merger Agreement, with Amedisys surviving the Merger as a wholly owned subsidiary of UnitedHealth Group.

Pennant Group

On April 30, 2025, Amedisys, UnitedHealth Group and certain of their respective subsidiaries, collectively, sellers, entered into a purchase agreement and related agreements relating to the sale of certain Amedisys home health care centers and certain UnitedHealth Group care centers to Cornerstone Healthcare, Inc. and Tensaw River Healthcare, LLC, affiliates of The Pennant Group, collectively, buyers (the “Pennant Divestiture”). Consummation of the Pennant Divestiture is contingent on a number of conditions, including the consummation of the Merger Transaction described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include projections as to the anticipated benefits of the Merger Transaction as well as statements regarding the impact of the Merger Transaction on UnitedHealth Group’s and Amedisys’ business and future financial and operating results, the amount and timing of synergies from the Merger Transaction and the closing date for the Merger Transaction.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations and assumptions regarding the future of Amedisys’ business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Amedisys’ control. Amedisys’ actual results and financial condition may differ materially from those indicated in the forward-looking statements as a result of various factors. These factors include, among other things, (1) the termination of or occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the inability to complete the Merger Transaction on the anticipated terms or by the end of the Waiver Period (as defined in the Waiver), (2) the inability to complete the Merger Transaction due to the failure to satisfy all of the conditions to closing in a timely manner or at all, or the risk that a regulatory approval that may be required for the Merger Transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated, (3) the effect of the pendency of the Merger Transaction on Amedisys’ ability to maintain relationships with its patients, payers and providers and retain its management and key employees, (4) costs related to the Merger Transaction, (5) the diversion of management’s time and attention from ordinary course business operations to completion of the Merger Transaction and integration matters, (6) the risk of litigation or regulatory action related to the Merger Transaction, including among other things, the lawsuit filed by the U.S. Department of Justice, and (7) the inability to complete the BrightSpring Divestiture and/or Pennant Divestiture, due to failure to satisfy all of the conditions to closing in a timely manner or at all. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. Additional information concerning risks, uncertainties and assumptions can be found in UnitedHealth Group’s and Amedisys’ respective filings with the U.S. Securities and Exchange Commission (“SEC”), including the risk factors discussed in Amedisys’ most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC.

Any forward-looking statement made in this communication is based only on information currently available to Amedisys and speaks only as of the date on which it is made. Amedisys undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. You are cautioned not to rely on Amedisys’ forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Richard Ashworth
Richard Ashworth
President and Chief Executive Officer

DATE: May 1, 2025